Exhibit 99(s)

Power of Attorney

I, Ruth S. Goodstein, the undersigned Trustee of Central Park Group Multi-Event Fund (the "Fund"), hereby authorize each of Mitchell A. Tanzman and Michael Mascis, as attorneys-in-fact, to sign on my behalf in the capacity indicated in each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Ruth S. Goodstein

Name: Ruth S. Goodstein
Title: Trustee

Dated as of March 6, 2007

Power of Attorney

I, Joan Shapiro Green, the undersigned Trustee of Central Park Group Multi-Event Fund (the "Fund"), hereby authorize each of Mitchell A. Tanzman and Michael Mascis, as attorneys-in-fact, to sign on my behalf in the capacity indicated in each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Joan Shapiro Green

Name: Joan Shapiro Green
Title: Trustee

Dated as of March 6, 2007

Power of Attorney

I, Kristen M. Leopold, the undersigned Trustee of Central Park Group Multi-Event Fund (the "Fund"), hereby authorize each of Mitchell A. Tanzman and Michael Mascis, as attorneys-in-fact, to sign on my behalf in the capacity indicated in each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Kristen M. Leopold

Name: Kristen M. Leopold
Title: Trustee

Dated as of March 6, 2007

Power of Attorney

I, Janet L. Schinderman, the undersigned Trustee of Central Park Group Multi-Event Fund (the "Fund"), hereby authorize each of Mitchell A. Tanzman and Michael Mascis, as attorneys-in-fact, to sign on my behalf in the capacity indicated in each of the Registration Statements or amendments thereto (including post-effective amendments) for the Fund and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

By: /s/ Janet L. Schinderman

Name: Janet L. Schinderman
Title: Trustee

Dated as of March 6, 2007